TOUCHSTONE STRATEGIC TRUST

Touchstone Global ESG Equity Fund (the "Fund")

Supplement dated May 20, 2022 to the Prospectus, Summary Prospectus, and Statement of Additional Information dated July 30, 2021, as may be amended or supplemented from time to time

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Change in Fund Name and 80% Investment Policy

At a meeting of the Board of Trustees (the "Board") of Touchstone Strategic Trust (the "Trust") held on May 19, 2022, Touchstone Advisors, Inc. ("Touchstone") proposed, and the Board approved, certain changes to the Fund, including a Fund name change, a change to the Fund’s 80% investment policy, and a change in the Fund's benchmark effective on or about July 29, 2022, to reflect an update of the Fund's investment strategy to invest primarily in non-U.S. companies (the "Update"). In addition, the Board approved a reduction to the expense cap of Class C shares of the Fund in connection with the Update as detailed herein. The Update does not require shareholder approval.

The following changes will be made in connection with the Update, which will take effect on or about July 29, 2022:

	Current:	New (effective on or about July 29, 2022):
Fund Name:	Touchstone Global ESG Equity Fund	Touchstone Non-US ESG Equity Fund
80% Investment Policy:
The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of U.S. and non-U.S. companies that meet certain financial and environmental, social, and governance ("ESG") criteria. The Fund’s 80% policy is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), and interests in other investment companies, including exchange-traded funds ("ETFs") that invest in equity securities.

The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of non-U.S. companies that meet certain financial and environmental, social, and governance ("ESG") criteria. The Fund’s 80% policy is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), and interests in other investment companies, including exchange-traded funds ("ETFs") that invest in equity securities.

Benchmark:	MSCI All Country World Index	MSCI All Country World Ex-USA Index

There are no other changes to the Fund’s investment policies or strategies other than those detailed herein.

Reduction in Expense Limitation for Class C Shares of the Fund

Effective on or about July 29, 2022, Touchstone has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund
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Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit the annual Fund operating expenses to 1.95% of average daily net assets for the Fund's Class C shares. This contractual expense limitation agreement will be effective through July 29, 2023. The Fund’s current contractual expense limitation is 1.99% of average daily net assets for the Class C shares.

* * * * *

Additionally, in connection with the Update, shareholders of the Fund will receive a new Summary Prospectus on or about July 29, 2022 providing more information about the changes detailed herein. There are no additional changes to the Fund except those described herein.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
 *A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.
TSF-54-TST-TROCX-S3-2205